Rocket Fuel Reports First Quarter 2015 Financial Results
Revenue Grew 40% Over First Quarter of 2014

REDWOOD CITY, California - May 7, 2015 - Rocket Fuel Inc. (NASDAQ: FUEL), a leading programmatic marketing platform provider that uses artificial intelligence (AI) at Big Data scale to optimize marketing ROI for global agencies and enterprise marketers, today reported results for the first quarter ended March 31, 2015.
“Rocket Fuel’s first quarter was highlighted by 40% revenue growth and a smaller than anticipated non-GAAP adjusted EBITDA loss driven by a sharp focus on company-wide expenses,” said Monte Zweben, Interim Chief Executive Officer.  “We are highly focused on deepening our strategic agency relationships, expanding our enterprise solution sales and service capabilities, and operating more efficiently to position Rocket Fuel for the future. We are seeing strong customer receptivity to our newly combined media and software offerings. We believe that our programmatic marketing platform, combined with our recently announced efficiency program, positions us to expand our market reach and achieve our goal of positive non-GAAP adjusted EBITDA for the full year.”

Financial Highlights for the First Quarter of 2015
Revenue of $104.3 million increased 40% compared to $74.4 million for the first quarter of 2014. Revenue for the quarter included $37.4 million from digital advertising through mobile, social and video channels, an increase of 29% from $29.0 million in the first quarter of 2014.
Non-GAAP net revenue of $58.8 million increased 32% compared to $44.7 million for the first quarter of 2014.
Net loss was $(36.9) million, or $(0.88) per diluted share, compared to a net loss of $(11.2) million, or $(0.33) per diluted share for the first quarter of 2014.
Non-GAAP adjusted net income (loss) for the year was $(25.1) million, or $(0.60) per diluted share, compared to non-GAAP adjusted net loss of $(6.3) million, or $(0.18) per diluted share, for the first quarter of 2014.
Non-GAAP adjusted EBITDA was $(13.6) million compared to $(2.4) million in the first quarter of 2014.
Cash and cash equivalents were $92.1 million as of March 31, 2015.
Active customer count expanded to 1,487, up from 1,251 in the first quarter of 2014.
Employee headcount was 1,183 as of March 31, 2015.

Financial Outlook for the Second Quarter of 2015

For the second quarter of 2015, the company expects:
- Non-GAAP net revenue in the range of $66 million to $69 million.
- Non-GAAP adjusted EBITDA of a loss of $(4) million to $(2) million.
Rocket Fuel continues to have a financial goal of achieving positive non-GAAP adjusted EBITDA for the full fiscal year 2015. The non-GAAP adjusted EBITDA guidance range excludes the anticipated one-time costs related to the company’s previously announced efficiency program for employee severance costs and costs associated with the subleasing and exit of certain of the company’s leased facilities.

Conference Call and Webcast Information
The Rocket Fuel first quarter 2015 teleconference and webcast is scheduled to begin at 2:00 PM Pacific time on Thursday, May 7, 2015. To participate on the live call, analysts and investors should dial 1-888-455-2263, or outside the U.S. 719-325-2458, at least ten minutes prior to the call. Rocket Fuel will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of its website at www.rocketfuel.com.

Use of Non-GAAP Measures

This press release includes information relating to non-GAAP net revenue, non-GAAP adjusted EBITDA and non-GAAP adjusted net income (loss), which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have been included in this press release because they are measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans.

We define non-GAAP net revenue as GAAP revenue less media costs. Media costs consist of costs for advertising impressions we purchase from real-time advertising exchanges or other third parties. A limitation of non-GAAP net revenue is that it is a measure designed for internal purposes that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other cost of revenue.
We define non-GAAP adjusted EBITDA as GAAP net loss before interest expense, other income (expense), net, income tax provision (benefit), depreciation and amortization expense, stock-based compensation expense and related payroll taxes, and acquisition related and other expenses. Non-GAAP adjusted EBITDA has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and non-GAAP adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP adjusted EBITDA does not consider the potentially dilutive impact of equity-based compensation; non-GAAP adjusted EBITDA does not reflect acquisition related and other expenses, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP adjusted EBITDA alongside other financial performance measures, including cash flow metrics, net income (loss) and our other GAAP results.

We define non-GAAP adjusted net income (loss) as GAAP net income (loss) excluding stock-based compensation expense, amortization of intangible assets, acquisition related and other expenses and the estimated tax impact of the foregoing items. A limitation of non-GAAP adjusted net income (loss) is that it is a measure that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define adjusted net loss differently. This measure may also exclude expenses that may have a material impact on Rocket Fuel’s reported financial results. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net income (loss).
For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation from GAAP Revenue to Non-GAAP Net Revenue,” “Reconciliation from GAAP Net Loss to Non-GAAP Adjusted EBITDA” and “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)” included in this press release.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP.

Cautions Regarding Forward-Looking Statements

This press release and the webcast of the same date contain “forward-looking statements” regarding future events and our future financial performance, including but not limited to: our worldwide market opportunities; acceptance of our combined DSP and DMP solutions; developing strategic relationships with customers and prospective customers and differentiating our solutions from competitors; improvements to position the company for sustainable growth and improved financial strength; the expected impact of our recently announced operational efficiency plan; expectations for our CEO search; expectations for the next generation of our AI system and investments in research and development; our focus on operating efficiency at scale, cash management, and building a long term profitable business model; expectations for revenue mix, including growth in larger, higher quality deals, enterprise solutions and strategic agency relationships; expected improvements in forecasting the business; the company’s forecasted financial performance, including certain financial results for the second quarter of 2015; expectations for margin performance, cost management, and certain capital expenditures; and our goal of achieving positive non-GAAP adjusted EBITDA for the full year in 2015. Words such as “expect,” “believe,” “intend,” “plan,” “goal”, “focus” and other similar words are also intended to identify such forward-looking statements.
These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; our history of losses; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; risks associated with our growth, particularly including growth outside of the U.S.; failure to achieve expected synergies and efficiencies of operations between Rocket Fuel and [x+1]; failure to adequately address competition from agency trading desks; failure to achieve the expected benefits of our efficiency plan including various cost-cutting measures; and general market, political, economic and business conditions.

Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2015 and in subsequent SEC filings. These forward-looking statements are made as of the date of this press release and the related webcast, and Rocket Fuel expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.

About Rocket Fuel

Rocket Fuel combines the science of Artificial Intelligence with the scale of Big Data to improve the effectiveness of programmatic marketing. Customers trust Rocket Fuel's Marketing That Learns® to achieve brand and direct-response objectives in diverse industries across North America, Latin America, Europe, and APAC. With the acquisition of marketing technology firm [x+1] in September of 2014, Rocket Fuel now offers a complete programmatic marketing platform for the world's most innovative, always-on marketers. The platform includes data management, programmatic media-buying, site optimization, and predictive analytics capabilities that extend across a marketer's paid and owned channels, and personalize every customer interaction. Rocket Fuel operates in more than 20 offices worldwide and trades on the NASDAQ Global Select Market under the ticker symbol "FUEL." For more information, please visit http://www.rocketfuel.com or call 1-888-717-8873.

Investor Relations:
Whitney Kukulka
The Blueshirt Group
(415) 489-2187
ir@rocketfuel.com

Rocket Fuel, the Rocket Fuel logo, Advertising That Learns and Marketing That Learns are trademarks or registered trademarks of Rocket Fuel Inc. in the United States and other countries.

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2015	2014
Assets
Current Assets:
Cash and cash equivalents	$92,055	$107,056
Accounts receivable, net	112,689	135,400
Deferred tax assets	1,716	1,716
Prepaid expenses	4,029	3,698
Other current assets	6,915	12,531
Total current assets	217,404	260,401
Property, equipment and software, net	91,752	89,441
Restricted cash	2,188	2,915
Intangible assets	65,072	69,299
Goodwill	115,412	115,412
Other assets	1,364	1,797
Total assets	$493,192	$539,265

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$63,408	$76,085
Accrued and other current liabilities	28,833	33,258
Deferred revenue	3,124	593
Current portion of capital leases	5,691	5,482
Current portion of debt	45,720	45,705
Total current liabilities	146,776	161,123
Long-term debt - Less current portion	21,907	23,335
Capital leases - Less current portion	11,156	12,341
Deferred rent - Less current portion	26,521	26,818
Deferred tax liabilities	2,044	2,068
Other liabilities	808	814
Total liabilities	209,212	226,499

Stockholders' Equity:
Common stock	42	42
Additional paid-in capital	429,816	421,630
Accumulated other comprehensive loss	(229)	(120)
Accumulated deficit	(145,649)	(108,786)
Total stockholders' equity	283,980	312,766
Total Liabilities and Stockholders' Equity	$493,192	$539,265

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except loss per share data)

	Three Months Ended
	March 31,
	2015	2014
Revenue	$104,334	$74,397
Costs and expenses:
Media costs	45,561	29,707
Other cost of revenue (1)	19,956	7,828
Research and development (1)	11,323	7,241
Sales and marketing (1)	42,878	29,759
General and administrative (1)	17,574	10,340
Total costs and expenses	$137,292	$84,875
Operating loss	(32,958)	(10,478)
Interest expense	1,340	414
Other (income) expense, net	2,208	19
Loss before income taxes	$(36,506)	$(10,911)
Income tax (benefit) provision	357	314
Net loss	$(36,863)	$(11,225)

Basic and diluted net loss per share attributable to common stockholders	$(0.88)	$(0.33)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	41,981	34,033

(1)	Includes unaudited stock-based compensation expense as follows (in thousands):

	Three Months Ended
	March 31,
	2015	2014
Other cost of revenue	$625	$252
Research and development	2,247	987
Sales and marketing	2,831	2,167
General and administrative	1,744	1,551
	$7,447	$4,957

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended
	March 31,
	2015	2014
OPERATING ACTIVITIES:
Net loss	$(36,863)	$(11,225)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	11,866	2,920
Stock-based compensation	7,447	5,125
Deferred taxes	285	—
Excess tax benefit from stock-based activity	—	(147)
Other non-cash adjustments, net	509	84
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable	22,549	7,175
Prepaid expenses and other assets	5,379	(3,559)
Accounts payable	(14,812)	(5,004)
Accrued and other liabilities	(4,271)	(100)
Deferred rent	1,184	3,570
Deferred revenue	2,530	(40)
Net cash (used in) provided by operating activities	(4,197)	(1,201)

INVESTING ACTIVITIES:
Purchases of property, equipment and software	(5,519)	(7,177)
Capitalized internal-use software development costs	(3,076)	(1,757)
Change in restricted cash	636	(2,281)
Net cash used in investing activities	(7,959)	(11,215)

FINANCING ACTIVITIES:
Proceeds from the issuance of common stock in public offering, net of underwriting discounts and commission and issuance costs	—	115,525
Proceeds from employee stock plans	189	1,059
Excess tax benefit from stock-based activity	—	147
Repayment of capital lease obligations	(1,090)	(38)
Proceeds from debt facilities, net of debt issuance costs	(242)	—
Repayment of debt facilities	(1,500)	—
Net cash (used in) provided by financing activities	(2,643)	116,693

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND EQUIVALENTS	(202)	24
CHANGE IN CASH AND CASH EQUIVALENTS	(15,001)	104,301
CASH AND CASH EQUIVALENTS—Beginning of period	107,056	113,873
CASH AND CASH EQUIVALENTS—End of period	$92,055	$218,174

	Three Months Ended
	March 31,
	2015	2014
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:
Cash paid for income taxes, net of refunds	$205	$200
Cash paid for interest	914	347
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Purchases of property and equipment recorded in accounts payable and accruals	$623	$5,585
Offering costs recorded in accrued liabilities	—	216
Property, plant and equipment acquired under capital lease obligations	325	1,769
Vesting of early exercised options	53	303
Stock-based compensation capitalized in internal-use software costs	494	403

Rocket Fuel Inc.
UNAUDITED NON-GAAP MEASURES
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2015	2014
Non-GAAP net revenue	$58,773	$44,690
Non-GAAP adjusted EBITDA	$(13,626)	$(2,391)
Non-GAAP adjusted net income (loss)	$(25,099)	$(6,268)
Non-GAAP adjusted diluted net income (loss) per share	$(0.60)	$(0.18)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP NET REVENUE
(In thousands)

	Three Months Ended
	March 31,
	2015	2014
Revenue	$104,334	$74,397
Less: Media costs	45,561	29,707
Non-GAAP net revenue	$58,773	$44,690

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(In thousands)

	Three Months Ended
	March 31,
	2015	2014
Net loss	$(36,863)	$(11,225)
Adjustments:
Interest expense, net	1,340	414
Income tax (benefit) provision	357	314
Depreciation and amortization expense	11,866	2,920
Stock-based compensation expense	7,447	4,957
Other income (expense) - net	2,208	19
Payroll tax expense related to stock-based compensation	19	210
Total adjustments	23,237	8,834
Non-GAAP adjusted EBITDA	$(13,626)	$(2,391)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2015	2014
Net loss	$(36,863)	$(11,225)
Stock-based compensation expense	7,447	4,957
Amortization of intangible assets	4,227	—
Tax impact of the above items	90	—
Non-GAAP adjusted net income (loss)	$(25,099)	$(6,268)

Non-GAAP adjusted diluted net income (loss) per share	$(0.60)	$(0.18)

Weighted average shares used in computing non-GAAP adjusted diluted net income (loss) per share	41,981	34,033